Exhibit 99.1

MobileIron Announces Third Quarter 2020 Results

MOUNTAIN VIEW, Calif., October 28, 2020 -- MobileIron (NASDAQ: MOBL), the mobile-centric security platform for the Everywhere Enterprise, today announced results for its third quarter ended September 30, 2020.

Third Quarter 2020 Financial Highlights

●	Revenue was $50.0 million, down 4% year-over-year.
●	ARR was $191.5 million, up 10% year-over-year.
●	Operating loss was $15.9 million; non-GAAP operating loss was $3.9 million or 7.7% of revenue.
●	Net cash generated by operating activities was $3.2 million.

“In Q3, MobileIron completed its transition to a subscription-led business and posted solid results, with 10% ARR growth year-over-year and operating cash flow of over $3 million.  Our license model transition went smoothly with our customer base and our revenue was 95% recurring in Q3.  In addition, we continued to see strong reception for our security solutions.” said Simon Biddiscombe, CEO, MobileIron. “As remote work drives our customers into the age of the Everywhere Enterprise, MobileIron will be an important part of their security solutions going forward and this could be seen in our 19% cloud revenue growth.  We are confident our value proposition will continue to resonate as companies increasingly solve for remote work as the new normal.”

ARR Composition

	September 30,
(in millions, except percentages)	2019	2020
Total ARR	$174.3	$191.5
Year-over-year percentage increase	14%	10%
Subscription ARR	$108.6	$126.1
Year-over-year percentage increase	23%	16%
Perpetual license support ARR	$65.7	$65.4
Year-over-year percentage increase	1%	(0)%

Proposed Acquisition of MobileIron by Ivanti

As announced on September 28, 2020, MobileIron has entered into a merger agreement with Ivanti, Inc. Under the terms of the agreement, Ivanti will acquire all outstanding shares of MobileIron common stock for a total value of approximately $872 million in cash. MobileIron stockholders will receive $7.05 in cash per share, representing a 27% premium to the unaffected closing price as of September 24, 2020. MobileIron’s Board of Directors unanimously approved the transaction on September 26, 2020. MobileIron filed definitive proxy materials with the SEC on October 26, 2020 and has mailed these materials to its stockholders for a special meeting of stockholders to vote on the merger. The special meeting is scheduled for November 24, 2020. The consummation of the merger is subject to MobileIron stockholder approval and the satisfaction of other conditions. Subject to the satisfaction of the closing conditions to the merger, we currently expect to complete the transaction later in the current quarter or early in the first quarter of 2021.

In light of the pending transaction, MobileIron will not host an earnings conference call and will not provide guidance relating to its expected financial results for future periods.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding our expectations, goals or intentions regarding future performance and the anticipated transaction with Ivanti. Forward-looking statements in this press release include, but are not limited to, statements regarding MobileIron's revenue, operating expenses, ARR, the timing for moving to a subscription-led business and ceasing perpetual licenses, cost structure, GAAP and non-GAAP financial metrics, as well as statements that we expect to continue to see progress migrating customers to the cloud, that we believe we are ideally poised to capitalize on the market of IT departments shifting to address the threats of a Zero Trust world, that we will continue to deliver a roadmap of innovation to strengthen our security framework while enhancing the user’s experience, that our continued focus on market-leading innovation and customer satisfaction will continue to propel us on our upward growth trajectory, that the MobileIron team will emerge from the pandemic with an even more strategic role in securing the global workforce, and all statements under the heading “Financial Outlook.” Forward-looking statements involve certain risks and uncertainties, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, risks related to our pending acquisition by Ivanti, COVID-19 and the duration of orders around the globe requiring people to work from home, our limited operating history, the adoption by our customers of our subscription-led model, quarterly fluctuations in our operating results, one-time expenses, including restructuring charges, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, strength of our intellectual property portfolio, litigation, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Disclosure Information

MobileIron uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor MobileIron’s investor relations website in addition to following MobileIron’s press releases, SEC filings, and public conference calls and webcasts.

About MobileIron

MobileIron is redefining enterprise security with the industry’s first mobile-centric security platform for the Everywhere Enterprise. In the Everywhere Enterprise, corporate data flows freely across devices and servers in the cloud, empowering workers to be productive anywhere they need to work. To secure access and protect data across this perimeter-less enterprise,

MobileIron leverages a zero trust approach, which assumes bad actors are already in the network and secure access is determined by a “never trust, always verify” model.

MobileIron’s platform combines award-winning and industry-leading unified endpoint management (UEM) capabilities with passwordless multi-factor authentication (Zero Sign-on) and mobile threat defense (MTD) to validate the device, establish user context, verify the network, and detect and remediate threats to ensure that only authorized users, devices, apps, and services can access business resources in a “work from everywhere” world. Over 20,000 organizations, including the world’s largest financial institutions, intelligence agencies, and other highly regulated companies, have chosen MobileIron to enable a seamless and secure user experience in the Everywhere Enterprise.

"MobileIron" is a registered trademark of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2019 AND SEPTEMBER 30, 2020
(Amounts in thousands)
(Unaudited)

	December 31, 2019	September 30, 2020
Assets
Current assets:
Cash and cash equivalents	$94,415	$89,824
Accounts receivable - net	58,815	39,120
Deferred commissions - current	9,825	8,019
Prepaid expenses and other current assets	11,965	13,686
Total current assets	175,020	150,649
Property and equipment - net	4,804	3,346
Operating lease right-of-use assets	13,683	10,346
Deferred commissions - noncurrent	8,077	7,964
Intangible assets	-	2,822
Goodwill	5,475	8,407
Other assets	5,371	4,110
Total assets	$212,430	$187,644

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,310	$2,002
Accrued expenses	24,792	26,836
Lease liabilities - current	5,664	4,753
Unearned revenue - current	85,153	82,017
Customer arrangements with termination rights	16,130	11,268
Total current liabilities	133,049	126,876
Lease liabilities - noncurrent	10,088	6,680
Unearned revenue - noncurrent	33,058	25,874
Other long-term liabilities	237	122
Total liabilities	176,432	159,552
Stockholders’ equity:
Common stock	11	12
Additional paid-in capital	504,041	534,259
Treasury stock	(15,141)	(15,825)
Accumulated deficit	(452,913)	(490,354)
Total stockholders’ equity	35,998	28,092

Total liabilities and stockholders' equity	$212,430	$187,644

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019 AND 2020
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	September 30, 2019	September 30, 2020
Revenue:
Cloud services	$17,591	$20,890
License	12,216	6,465
Software support and services	22,394	22,644
Total revenue	52,201	49,999
Cost of revenue:
Cloud services (1)	5,557	6,792
License (2)	436	415
Software support and services (1)	4,466	4,914
Restructuring expense	-	-
Total cost of revenue	10,459	12,121
Gross profit	41,742	37,878
Operating expenses:
Research and development (1)	19,072	20,259
Sales and marketing (1, 2)	23,577	23,597
General and administrative (1)	6,932	9,949
Restructuring expense	-	-
Total operating expenses	49,581	53,805
Operating loss	(7,839)	(15,927)
Other income (expense) - net	35	263
Loss before income taxes	(7,804)	(15,664)
Income tax expense	399	608
Net loss	$(8,203)	$(16,272)
Net loss per share, basic and diluted	$(0.07)	$(0.14)
Weighted-average shares used to compute net loss per share, basic and diluted	110,831	117,703

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Cloud services	$452	$(6)
License	-	-
Software support and services	600	(51)
Research and development	3,279	367
Sales and marketing	2,029	1,208
General and administrative	1,652	1,126
	$8,012	$2,644

(2) Includes amortization of intangible assets as follows:
Cost of revenue
License	$-	$95
Sales and marketing	-	83
	$-	$178

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2020
(Amounts in thousands, except for per share data)
(Unaudited)
	Nine Months Ended
	September 30, 2019	September 30, 2020
Revenue:
Cloud services	$49,163	$59,073
License	35,814	32,553
Software support and services	66,171	66,996
Total revenue	151,148	158,622
Cost of revenue:
Cloud services (1)	15,413	19,673
License (2)	1,423	1,461
Software support and services (1)	14,333	14,263
Restructuring charge	300	-
Total cost of revenue	31,469	35,397
Gross profit	119,679	123,225
Operating expenses:
Research and development (1)	60,889	60,115
Sales and marketing (1, 2)	74,099	72,575
General and administrative (1)	22,477	26,069
Restructuring charge	2,758	579
Total operating expenses	160,223	159,338
Operating loss	(40,544)	(36,113)
Other income (expense) - net	987	183
Loss before income taxes	(39,557)	(35,930)
Income tax expense	1,335	1,511
Net loss	$(40,892)	$(37,441)
Net loss per share, basic and diluted	$(0.37)	$(0.32)
Weighted-average shares used to compute net loss per share, basic and diluted	109,147	116,192

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Cloud services	$1,488	$1,125
License	-	-
Software support and services	2,371	1,614
Research and development	11,015	8,710
Sales and marketing	6,367	6,670
General and administrative	5,918	5,604
	$27,159	$23,723

(2) Includes amortization of intangible assets as follows:
Cost of revenue
License	$-	$161
Sales and marketing	-	141
	$-	$302

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2020
(Amounts in thousands)
(Unaudited)
	Nine Months Ended
	September 30, 2019	September 30, 2020

Cash flows from operating activities:
Net loss	$(40,892)	$(37,441)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	27,159	23,723
Depreciation	2,587	2,275
Amortization of intangible assets	-	302
Provision for doubtful accounts	-	119
Accretion of premium on investment securities	(21)	-
Impairment of right-of-use assets	1,328	-
Loss on disposal of fixed assets	170	-
Changes in operating assets and liabilities:
Accounts receivable	16,429	19,578
Deferred commissions	220	1,919
Other current and noncurrent assets	(2,372)	3,249
Accounts payable	637	615
Unearned revenue	964	(10,595)
Customer arrangements with termination rights	(3,121)	(4,862)
Accrued expenses and other long-term liabilities	(5,504)	5,702
Net cash provided by (used in) operating activities	(2,416)	4,584

Cash flows from investing activities:
Purchase of property and equipment	(1,233)	(796)
Purchase of incapptic, net of cash acquired	-	(5,668)
Proceeds from maturities of investment securities	3,250	-
Purchases of investment securities	(4,126)	-
Net cash used in investing activities	(2,109)	(6,464)

Cash flows from financing activities:
Proceeds from employee stock purchase plan	3,100	2,977
Taxes paid for net settlement of equity awards	(5,492)	(6,485)
Proceeds from exercise of stock options	5,481	1,829
Repurchase of common stock	(8,624)	(684)
Net cash used in financing activities	(5,535)	(2,363)

Net change in cash, cash equivalents and restricted cash	(10,060)	(4,243)
Cash, cash equivalents and restricted cash at beginning of period	104,613	94,415
Cash, cash equivalents and restricted cash at end of period	$94,553	$90,172

Non-GAAP Financial Measures and Reconciliations and Other Metrics

Non-GAAP Financial Measures

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and free cash flow. These non-GAAP financial measures exclude stock-based compensation, expense from 2020 Bonus Plans, intangible asset amortization, and restructuring expense.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

2020 Bonus Plan expense: In our non-GAAP financial measures, we have excluded the effect of expense associated with our 2020 Bonus Plans. The merger agreement signed with Ivanti on September 26, 2020 imposes certain pre-closing restrictions on our activities, one of which precludes settlement of our 2020 Bonus Plans in unrestricted common stock. Consequently, we have classified expense from the 2020 Bonus Plans as bonus expense rather than stock-based compensation expense in the three and nine months ended September 30, 2020. We believe that excluding this expense from our non-GAAP financial measures makes the 2020 periods presented more comparable since the 2019 periods presented classify expense from our Bonus Plans as stock-based compensation expense.

Restructuring expense: In our non-GAAP financial measures, we have excluded the effect of severance and other expenses related to reductions in our workforce and building exit costs. Restructuring expense may recur in the future; however, the timing and amounts are difficult to predict.

Intangible asset amortization: In our non-GAAP financial measures, we have excluded the effect of intangible asset amortization. Amortization of intangible assets can be significantly affected by the timing and size of acquisitions of companies or technology.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share: We believe that the exclusion of stock-based compensation expense, expense from 2020 Bonus Plans, restructuring expense, and intangible asset amortization from various GAAP financial metrics such as gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors. Stock-based compensation, restructuring expense and intangible asset amortization have been and can continue to be inconsistent in amount from period to period. The Ivanti merger agreement contains a pre-closing restriction from settling our Bonus Plans in unrestricted common stock which caused us to change the classification of expense from our 2020 Bonus Plans from stock-based compensation expense to bonus expense. Because bonus plans were historically settled in unrestricted common stock, we classified the associated expense as stock-based compensation expense in the comparable periods of 2019. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Free cash flow: Our non-GAAP financial measures also include free cash flow, which we define as cash provided by operating activities less the amount of property and equipment purchased. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business relative to certain of these non-GAAP measures.

Other Metrics

Annual Recurring Revenue (ARR). We monitor Total ARR, which is defined as the annualized value of all recurring revenue contracts active at the end of a reporting period. Total ARR includes the annualized value of subscriptions (“Subscription ARR”) and the annualized value of software support contracts related to perpetual licenses (“Perpetual license support ARR”) active at the end of a reporting period and does not include revenue reported as perpetual license or professional services in our consolidated statement of operations. We are monitoring these metrics because they align with how our customers are increasingly purchasing our solutions and how we are managing our business. These ARR measures should be viewed independently of revenue, unearned revenue, and customer arrangements with termination rights as ARR is an operating metric and is not intended to be combined with or replace those items. ARR is not an indicator of future revenue and can be impacted by contract start and end dates and renewal rates.

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2019	September 30, 2020

Non-GAAP gross profit reconciliation:
GAAP gross profit	$41,742	$37,878
Stock-based compensation expenses	1,052	(57)
Expense from 2020 Bonus Plans	-	1,657
Amortization of intangible assets	-	95
Non-GAAP gross profit	$42,794	$39,573

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over total revenue	80.0%	75.8%
GAAP to non-GAAP gross margin adjustments	2.0%	3.3%
Non-GAAP gross margin: Non-GAAP gross profit over total revenue	82.0%	79.1%

Non-GAAP operating income (loss) reconciliation:
GAAP operating loss	$(7,839)	$(15,927)
Stock-based compensation expenses	8,012	2,644
Expense from 2020 Bonus Plans	-	9,248
Amortization of intangible assets	-	178
Non-GAAP operating income (loss)	$173	$(3,857)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over total revenue	(15.0)%	(31.9)%
GAAP to non-GAAP operating margin adjustments	15.3%	24.2%
Non-GAAP operating margin: Non-GAAP operating income (loss) over total revenue	0.3%	(7.7)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(8,203)	$(16,272)
Stock-based compensation expenses	8,012	2,644
Expense from 2020 Bonus Plans	-	9,248
Amortization of intangible assets	-	178
Non-GAAP net loss	$(191)	$(4,202)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2019	September 30, 2020
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.07)	$(0.14)
Stock-based compensation expenses	0.07	0.02
Expense from 2020 Bonus Plans	-	0.08
Amortization of intangible assets	-	-
Non-GAAP net loss per share	$(0.00)	$(0.04)

Free cash flow reconciliation:
Cash provided by (used in) operating activities	$(5,746)	$3,181
Purchase of property and equipment	(451)	(112)
Free cash flow	$(6,197)	$3,069

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2019	September 30, 2020

Non-GAAP gross profit reconciliation:
GAAP gross profit	$119,679	$123,225
Stock-based compensation expenses	3,859	2,739
Expense from 2020 Bonus Plans	-	1,657
Amortization of intangible assets	-	161
Restructuring expense	300	-
Non-GAAP gross profit	$123,838	$127,782

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	79.2%	77.7%
GAAP to non-GAAP gross margin adjustments	2.7%	2.9%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	81.9%	80.6%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(40,544)	$(36,113)
Stock-based compensation expenses	27,159	23,723
Expense from 2020 Bonus Plans	-	9,248
Amortization of intangible assets	-	302
Restructuring expense	3,058	579
Non-GAAP operating loss	$(10,327)	$(2,261)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(26.8)%	(22.8)%
GAAP to non-GAAP operating margin adjustments	20.0%	21.4%
Non-GAAP operating margin: Non-GAAP operating loss over non-GAAP total revenue	(6.8)%	(1.4)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(40,892)	$(37,441)
Amortization of intangible assets	-	302
Stock-based compensation expenses	27,159	23,723
Expense from 2020 Bonus Plans	-	9,248
Restructuring expense	3,058	579
Non-GAAP net loss	$(10,675)	$(3,589)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2019	September 30, 2020
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.37)	$(0.32)
Stock-based compensation expenses per share	0.24	0.20
Expense from 2020 Bonus Plans	-	0.08
Amortization of intangible assets	-	-
Restructuring expense	0.03	0.01
Non-GAAP net loss per share	$(0.10)	$(0.03)

Free cash flow reconciliation:
Cash provided by (used in) operating activities	$(2,416)	$4,584
Purchase of property and equipment	(1,233)	(796)
Free cash flow	$(3,649)	$3,788

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	30-Sep-19	31-Dec-19	31-Mar-20	30-Jun-20	30-Sep-20

Annual Recurring Revenue:
Subscription ARR	$108,559	$113,895	$115,326	$120,100	$126,113
Perpetual license support ARR	65,737	65,645	65,495	66,996	65,416
Total ARR	$174,296	$179,540	$180,821	$187,096	$191,529

Revenue:
United States	$23,376	$21,866	$21,133	$24,165	$22,448
International	28,825	32,222	28,565	34,760	27,551
Total revenue	$52,201	$54,088	$49,698	$58,925	$49,999

Disaggregation of Revenue:
Cloud services	$17,591	$17,871	$18,634	$19,549	$20,890
Upfront on-premise subscription	5,964	4,628	3,378	5,723	5,139
Ratable on-premise subscription	4,902	5,037	4,922	5,043	5,267
Software support on perpetual licenses	16,363	16,314	15,986	16,187	16,132
Recurring revenue	44,820	43,850	42,920	46,502	47,428
Perpetual license	6,252	9,027	5,633	11,355	1,326
Professional services	1,129	1,211	1,145	1,068	1,245
Non-recurring revenue	7,381	10,238	6,778	12,423	2,571
Total revenue	$52,201	$54,088	$49,698	$58,925	$49,999

Non-GAAP Metrics:
Non-GAAP gross profit	$42,794	$44,404	$39,724	$48,485	$39,573
Non-GAAP operating income (loss)	$173	$1,638	$(3,960)	$5,556	$(3,857)
Free cash flow	$(6,197)	$(275)	$7,074	$(6,355)	$3,069

Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-282-7555